UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2026

FORUM MARKETS, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd., Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

(650) 507-0669
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FRMM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amended and Restated Sales Agreement

As previously reported, on August 13, 2025, Forum Markets, Incorporated (formerly ETHZilla Corporation, which was formerly 180 Life Sciences Corp.) (the “Company”) entered into a Sales Agreement (the “Initial Sales Agreement”) with Clear Street LLC (“Clear Street”) to sell from time to time through Clear Street, acting as sales agent for the Company’s “at the market offering” program, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-288194) (the “June Registration Statement”) and the prospectus supplement initially filed on August 13, 2025 (the “Initial Prospectus Supplement”). On August 22, 2025, the Company entered into an Amended and Restated Sales Agreement (the “Amended Sales Agreement”) with Clear Street to, among other things, change the registration statement and prospectus supplement pursuant to which sales of the Common Stock were to be made to the registration statement on Form S-3ASR (File No. 333-289811) (the “WKSI Registration Statement”) and the prospectus supplement initially filed on August 22, 2025 (the “WKSI Prospectus Supplement”). On November 14, 2025, the Company entered into an Amended and Restated Sales Agreement (the “Second Amended Sales Agreement”) with Clear Street and TCBI Securities, Inc., doing business as Texas Capital Securities (“Texas Capital Securities”, and together with Clear Street, the “Agents”), which, among other things, amended and restated the Amended Sales Agreement to include Texas Capital Securities as a sales agent.

On April 8, 2026, the Company entered into a Second Amended and Restated Sales Agreement (the “Second Amended and Restated Sales Agreement”) with the Agents to cease all sales of Common Stock pursuant to the WKSI Registration Statement and WKSI Prospectus Supplement and to transition the program back to the June Registration Statement and Initial Prospectus Supplement. From and after the date of the Second Amended and Restated Sales Agreement, the Company will not sell any Common Stock pursuant to the WKSI Registration Statement and WKSI Prospectus Supplement, and any future sales will be made pursuant to the June Registration Statement and Initial Prospectus Supplement. There were no other material changes to the terms of the Second Amended Sales Agreement as a result of such amendments.

The foregoing description of the Second Amended and Restated Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Sales Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Second Amended and Restated Sales Agreement, dated April 8, 2026 by and among Forum Markets, Incorporated, Clear Street LLC, and TCBI Securities, Inc. d/b/a Texas Capital Securities.
23.1	Consent of M&K CPA’s, PLLC, independent registered public accounting firm.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MARKETS, INCORPORATED

Date: April 8, 2026	By:	/s/ McAndrew Rudisill
		Name:	McAndrew Rudisill
		Title:	Chief Executive Officer

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